                                                                    EXHIBIT 99.j


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our report on the American AAdvantage Money Market Mileage Fund, the American AAdvantage Municipal Money Market Mileage Fund and the American AAdvantage U.S. Government Money Market Mileage Fund dated February 18, 2005 in the Registration Statement (Form N-1A) of the American AAdvantage Mileage Funds and its incorporation by reference in the related Prospectuses and Statements of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 17 to the Registration Statement under the Securities Act of 1933 (File No. 33-91058) and in this Amendment No. 18 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-9018).


                                                 ERNST & YOUNG LLP


Chicago, Illinois
February 28, 2005

                                                                    EXHIBIT 99.j


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm under the caption "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the AMR Investment Services Money Market Portfolio, the AMR Investment Services U.S. Government Money Market Portfolio and the AMR Investment Services Municipal Money Market Portfolio dated February 18, 2005 in the Registration Statement (Form N-1A) of the American AAdvantage Mileage Funds and its incorporation by reference in the related Prospectuses and Statements of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 17 to the Registration Statement under the Securities Act of 1933 (File No. 33-91058) and in this Amendment No. 18 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-9018).


                                                  ERNST & YOUNG LLP


Chicago, Illinois
February 28, 2005